SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-LILLIAN VERNON CORP.

          MJG ASSOCIATES, INC.

                                 1/08/99            2,000            15.5000
          THE GABELLI PERFORMANCE PARTNERSHIP
                                 1/26/99            7,000            14.9821
          GABELLI INTERNATIONAL LTD
                                 1/25/99            1,000            14.8750
                                 1/11/99           12,000            15.4094
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 1/08/99           15,000            15.5500
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                 1/27/99           15,000            14.9250
               THE GABELLI CAPITAL ASSET FUND
                                 1/27/99            5,000            14.9250
                                 1/11/99            2,000            15.4250
          GAMCO INVESTORS, INC.
                                 1/27/99            4,000            14.8750
                                 1/26/99            4,000            14.9688
                                 1/25/99            4,000            14.6250
                                 1/22/99            8,900            15.0000
                                 1/20/99            1,500            15.5000
                                 1/19/99            3,000            15.2500
                                 1/15/99            3,000            14.6250
                                 1/14/99              500            15.9375
                                 1/12/99            5,200            15.5000
                                 1/11/99            5,300            15.4729
                                 1/08/99           16,100            15.4596







          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERIACN STOCK EXCHANGE.


          (2) PRICE EXCLUDES COMMISSION.